Exhibit 10.36
                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of July 20, 1998


                                      Among

                                 ASC EAST, INC.
                         SUNDAY RIVER SKIWAY CORPORATION
                               SUNDAY RIVER, LTD.
                               PERFECT TURN, INC.
                        SUNDAY RIVER TRANSPORTATION, INC.
                              L.B.O. HOLDING, INC.
                         SUGARBUSH RESORT HOLDINGS, INC.
                            SUGARBUSH LEASING COMPANY
                           SUGARBUSH RESTAURANTS, INC.
                       MOUNTAIN WASTEWATER TREATMENT, INC.
                                   S-K-I, LTD.
                                KILLINGTON, LTD.
                                MOUNT SNOW, LTD.
                        PICO SKI AREA MANAGEMENT COMPANY
                         RESORTS SOFTWARE SERVICES, INC.
                          KILLINGTON RESTAURANTS, INC.
                           RESORTS TECHNOLOGIES, INC.
                             DOVER RESTAURANTS, INC.
                         SUGARLOAF MOUNTAIN CORPORATION
                                  MOUNTAINSIDE
                                    SUGARTECH
                                  as Borrowers,

                            AMERICAN SKIING COMPANY,
                                  as Guarantor,

                            THE LENDERS PARTY HERETO,

                                BANKBOSTON, N.A.,
                            as Agent for the Lenders

                                       and

                            DLJ CAPITAL FUNDING, INC.
                     as Documentation Agent for the Lenders

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of July 20, 1998 by and among ASC East, Inc., a Maine corporation ("ASC East"), SUNDAY RIVER SKIWAY CORPORATION, a Maine corporation, SUNDAY RIVER, LTD., a Maine corporation, PERFECT TURN, INC., a Maine corporation, SUNDAY RIVER TRANSPORTATION, INC., a Maine corporation, L.B.O. HOLDING, INC., a Maine corporation, SUGARBUSH RESORT HOLDINGS, INC., a Vermont corporation , SUGARBUSH LEASING COMPANY, a Vermont corporation, SUGARBUSH RESTAURANTS, INC., a Vermont corporation, MOUNTAIN WASTEWATER TREATMENT, INC., a Vermont corporation, S-K-I, LTD., a Delaware corporation ("S-K-I"), KILLINGTON, LTD., a Vermont corporation ("Killington"), MOUNT SNOW, LTD., a Vermont corporation, PICO SKI AREA MANAGEMENT COMPANY, a Vermont corporation, RESORTS SOFTWARE SERVICES, INC., a Vermont corporation, KILLINGTON RESTAURANTS, INC., a Vermont corporation, RESORTS TECHNOLOGIES, INC., a Vermont corporation, DOVER RESTAURANTS, INC., a Vermont corporation, SUGARLOAF MOUNTAIN CORPORATION, a Maine corporation, MOUNTAINSIDE, a Maine corporation and SUGARTECH, a Maine corporation (each a "Borrowers" and collectively, the "Borrowers"), AMERICAN SKIING COMPANY, a Maine corporation ("American Ski"), the lenders from time to time party hereto (the "Lenders"), BANKBOSTON, N.A., a national banking association, as Agent for the lenders from time to time party hereto (the "Agent") and DLJ CAPITAL FUNDING, INC., as Documentation Agent for the lenders from time to time party hereto (the "Documentation Agent") under the Credit Agreement referred to below.


                                    Recitals

         The Borrowers, American Ski, the Lenders, the Documentation Agent and the Agent are parties to a Credit Agreement dated as of November 12, 1997 (as amended, the "Credit Agreement"). The Borrowers and American Ski desire to amend the Credit Agreement in various respects, including amending the definition of Maximum Revolving Credit Amount to decrease the amount available by $10,000,000. The Agent, the Documentation Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 4, American Ski, the Borrowers, the Lenders, the Documentation Agent and the Agent hereby agree as follows:

          Section 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Maximum Revolving Credit Amount in its entirety and substituting therefor the following:

                  "Maximum Revolving Credit Amount" shall mean as of any date of determination, the lesser of (a) the applicable amount set forth below (as each such amount may be reduced from time to time pursuant to the mandatory reduction requirements of Section 4.1(c)):


Closing Date through May 30, 1999               $35,000,000
May 31, 1999 through May 30, 2000                34,850,000
May 31, 2000 through May 30, 2001                34,350,000
May 31, 2001 through May 30, 2002                32,600,000
May 31, 2002 through May 30, 2003                30,450,000
May 31, 2003 through May 30, 2004                28,250,000


         or (b) the amount to which the Maximum Revolving Credit Amount may have been reduced pursuant to Section 2.12; provided that if the obligation of the Lenders to make further Loans is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0.

          Section 2. Events of Default. Section 10.1 of the Credit Agreement is hereby amended by deleting paragraph (e) clause (ii) in its entirety and substituting therefor the following:

         (ii) shall fail to observe or perform its covenants, agreements and obligations under any other material lease or other agreement by which it is bound, including the $25,000,000 leasing facility with BankBoston Leasing, Inc., dated as of July 20, 1998.

         Section 3. Interest Rate Protection Agreements. In addition to the permitted Indebtedness under Section 9.1(k), the Agent, the Documentation Agent, the Lenders, American Ski and the Borrowers hereby acknowledge that ASC East has entered into Interest Rate Protection Agreements with BankBoston, N.A., on the $120,000,000 Senior Subordinated Notes, effective as of ASC East's second quarter end in 1998, and the Agent and the Lenders hereby consent to such transaction.

         Section 4. Effectiveness; Conditions to Effectiveness. This First Amendment to Amended and Restated Credit Agreement shall become effective as of July 20, 1998 upon execution hereof by the Borrowers, the Lenders, the Documentation Agent and the Agent and satisfaction of the following conditions:

                  (a) Officers' Certificate. The Borrowers and American Ski shall have delivered to the Agent an Officers' Certificate in the form of Exhibit A hereto.

                  (b) Execution of the First Amendment to Credit Agreement. Execution of the First Amendment to Credit Agreement among the American Ski - West Borrowers, the Agent, the Documentation Agent and the Lenders party thereto simultaneously herewith and the compliance by the American Ski - West Borrowers with all agreements contained in the First Amendment to Credit Agreement, including satisfaction of all conditions precedent to effectiveness thereunder.

         Section 5. Representations and Warranties; No Default. American Ski and the Borrowers, jointly and severally, hereby confirm to the Agent and the Lenders, the representations and warranties of American Ski and the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. American Ski and the Borrowers hereby certify that, after giving effect to this First Amendment to Credit Agreement, no Default exists under the Credit Agreement (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date).

         Section 6. Miscellaneous. The Borrowers agree to pay on demand all the Agent's reasonable expenses in preparing, executing and delivering this First Amendment to Amended and Restated Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP. All references to the Credit Agreement in the Credit Agreement, the other Lender Agreements or any other document shall be deemed to refer to the Credit Agreement as amended hereby. This First Amendment to Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, American Ski, the Borrowers, the Lenders, the Documentation Agent, and the Agent have caused this First Amendment to Amended and Restated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.


                         ASC EAST, INC.
                         SUNDAY RIVER SKIWAY CORPORATION
                         SUNDAY RIVER, LTD.
                         PERFECT TURN, INC.
                         SUNDAY RIVER TRANSPORTATION, INC.
                         L.B.O. HOLDING, INC.
                         SUGARBUSH RESORT HOLDINGS, INC.
                         SUGARBUSH LEASING COMPANY
                         SUGARBUSH RESTAURANTS, INC.
                         MOUNTAIN WASTEWATER TREATMENT, INC.
                         S-K-I, LTD.
                         KILLINGTON, LTD.
                         MOUNT SNOW, LTD.
                         PICO SKI AREA MANAGEMENT COMPANY
                         RESORTS SOFTWARE SERVICES, INC.
                         KILLINGTON RESTAURANTS, INC.
                         RESORTS TECHNOLOGIES, INC.
                         DOVER RESTAURANTS, INC.
                         SUGARLOAF MOUNTAIN CORPORATION
                         MOUNTAINSIDE
                         SUGARTECH


                         By:/s/ Thomas M. Richardson
                             ----------------------------
                            Name: Thomas M. Richardson
                            Title:CFO and Senior Vice President


                         AMERICAN SKIING COMPANY, as Guarantor
                         By:/s/ Thomas M. Richardson
                             ---------------------------
                            Name: Thomas M. Richardson
                            Title:CFO and Senior Vice President

                         BANKBOSTON, N.A., as Agent

                         By: /s/ Carlton F. Williams
                            ----------------------------
                         Name:  Carlton F. Williams
                         Title:  Director


                         DLJ CAPITAL FUNDING, INC., as Documentation Agent


                         By: /s/ illegible
                            -----------------------------
                         Name:
                         Title:

                         BANKBOSTON, N.A.

                         By: /s/ Carlton F. Williams
                            ----------------------------
                         Name:  Carlton F. Williams
                         Title:  Director

                         DLJ CAPITAL FUNDING, INC.


                         By: /s/ illegible
                            -----------------------------
                         Name:
                         Title:



                     NORWEST BANK COLORADO, NATIONAL ASSOCIATION


                     By: /s/ illegible
                         --------------------------------
                     Name:
                     Title:

                      WELLS FARGO BANK, NATIONAL ASSOCIATION


                      By:  /s/ Daniel G. Admans
                         ---------------------------------
                      Name: Daniel G. Adams
                      Title: Vice President



                      U.S. BANK NATIONAL ASSOCIATION d/b/a COLORADO NATIONAL
                      BANK


                      By:  /s/ William J. Sullivan
                         ----------------------------------
                      Name: William J. Sullivan
                      Title: Vice President


                      FIRST SECURITY BANK, N.A.


                      By:   Dick Van Klaveren
                          --------------------------------
                      Name:Dick Van Klaveren
                      Title: Vice President



                      FLOATING RATE PORTFOLIO

                      By: INVESCO SENIOR SECURED MANAGEMENT, INC., As Attorney in Fact


                      By: /s/ Anne McCarthy
                           --------------------------------
                      Name:  Anne McCarthy
                      Title: Authorized Signatory

                      MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                      By: Merrill Lynch Asset Management, L.P., as Investment Advisor


                      By:/s/ John M. Johnson
                         --------------------------
                      Name: John M. Johnson
                      Title: Authorized Signatory



                      MERRILL LYNCH PRIME RATE PORTFOLIO

                      By: Merrill Lynch Asset Management, L.P., as Investment Advisor

                      By:/s/ John M. Johnson
                         --------------------------
                      Name: John M. Johnson
                      Title: Authorized Signatory


                      VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST


                      By: Jeffrey M. Maillet
                         --------------------------
                      Name: Jeffrey M. Maillet
                      Title: Senior Vice President & Director

                      EATON VANCE SENIOR DEBT PORTFOLIO

                      By:  Boston Management and Research, as
                      Investment Advisor

                      By: Payson F. Swaffield
                         -------------------------
                      Name: Payson F. Swaffield
                      Title: Vice President




                    CAPTIVA II FINANCE, LTD.


                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   HOWARD BANK

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   STANFIELD CAPITAL PARTNERS

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   KZH-PAMCO CORPORATION

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:

                   PAM CAPITAL FUNDING, L.P.
                   By: Highland Capital Management L.P., as
                   Collateral Manager

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                   CYPRESSTREE INVESTMENT PARTNERS I, LTD.

                    By: Cypress Tree Investment Management Company, Inc., as Portfolio Manager

                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title:


                    KZH Holding Corporation III


                    By:/s/ illegible
                        --------------------------
                    Name:
                    Title: